                                                                    EXHIBIT 99.1

                    [COMMUNITY SHORES BANK CORPORATION LOGO]

              COMMUNITY SHORES REPORTS RECORD QUARTER NET INCOME OF
                               $362,000, UP 114%

MUSKEGON, Mich., April 22, 2005 -- Community Shores Bank Corporation (Nasdaq:
CSHB), Muskegon's only locally-headquartered independent community banking organization, today reported first quarter 2005 net income of $362,139 compared with $169,049 earned in the first quarter of 2004, an increase of 114.2%. Diluted earnings per share were $0.25, compared with $0.12 for the year-ago quarter, an increase of 108.3%.

Jose A. Infante, Chairman, President and CEO, stated, "We had an outstanding quarter, as reflected by the positive trends in every performance metric: earnings growth, revenue, operating efficiency, loan growth, and asset quality. Since opening for business six years ago, we have consistently provided high-quality customer service, adding to our loan portfolio selectively, and actively managing our balance sheet. This strategy has served us well across challenging interest rate environments and economic cycles. The local economy is improving, and we are moving forward with plans to build a fourth branch."

"We began trading on the Nasdaq SmallCap Market this past quarter. We are excited about our prospects for improved liquidity and visibility, and look forward to enhanced shareholder value as our community banking strategies succeed in our marketplace."

Total revenue, consisting of net interest income and non-interest income, was $2.2 million for the first quarter of 2005, an increase of 29.9% over the first quarter of 2004. Net interest income increased 29.2% to $1.9 million, reflecting a 66 basis point increase in the net interest margin to 3.97% (up 11 basis points from the preceding quarter) and a 7.7% increase in average earning assets. Mr. Infante continued, "Several factors combined to generate strong net interest income growth: high-quality loan growth, an asset-sensitive balance sheet, a reduction in lower-yielding earning assets, and a more favorable interest rate environment." Non-interest income was $294,639 compared with $218,719 for the year-ago quarter, an increase of 34.7%. The majority of the growth in fee income can be attributed to the new overdraft protection product launched in December.

Non-interest expense totaled $1.6 million for the first quarter of 2005, 10.7% higher than the first quarter of 2004. Salaries and employee benefits, up 8.3%, accounted for the majority of the increase. The 23.8% increase in other expenses includes the increased costs of regulatory compliance and listing on the Nasdaq Market this past quarter. The efficiency ratio for the first quarter of 2005 improved to 70.03% from 81.31% for the year-ago quarter.

Assets at March 31, 2005 totaled $204.9 million compared with $201.2 million twelve months ago, an increase of 1.8%. Loans held for investment grew 14.6% during the past twelve months, or $22.9 million, to $179.6 million. Mr. Infante noted that loan activity has become more robust in recent months; during the first quarter of 2005, loans grew at an annualized rate of 19.0%. Deposits increased $2.4 million or 1.4%, to $172.0 million. The remainder of loan growth was funded by reducing excess cash balances by $18.2 million from year-earlier levels.

Mr. Infante continued, "Credit quality is excellent and continues to improve with our reviving local economy." Nonperforming assets were 0.31% of assets at March 31, 2005, down from 0.49% at December 31, 2004, and 0.58% twelve months ago. Net charge-offs for the current quarter were $22,000, or an annualized 0.05% of average loans, down from $67,000, or 0.17%, for the prior-year quarter. The allowance for loan and lease losses was 1.17% of total loans at March 31, 2005.

Shareholders' equity totaled $13.6 million at March 31, 2005, up $738,000 from twelve months ago. Tier I capital was 6.83% for the first quarter 2005 period compared with 6.71% for the first quarter of 2004. Shares outstanding at period-end were 1,432,800.

About the Company

With $205 million in assets, Community Shores Bank Corporation is the only independent community banking organization headquartered in Muskegon. The Company serves businesses and consumers in the western Michigan counties of Muskegon and Ottawa from three branch offices. Community Shores Bank opened for business in January, 1999, and has achieved eighteen consecutive quarters of profitability.

Forward Looking Statement

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes;

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the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by Community Shores with the Securities and Exchange Commission. Community Shores undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT: Jose A. Infante, Chairman, President and CEO, +1-231-780-1800, or jinfante@communityshores.com, or Tracey Welsh, Senior Vice President and CFO, +1-231-780-1847, or twelsh@communityshores.com, both of Community Shores Bank Corporation;

Media, Linda Margolin of Margolin & Associates, Inc.,
+1-216-765-0953, or Lmm@margolinIR.com/
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                          COMMUNITY SHORES CORPORATION
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                            QUARTERLY
                                                     ----------------------------------------------------------------
                                                         2005        2004         2004          2004         2004
(dollars in thousands except per share data)           1ST QTR      4TH QTR      3RD QTR       2ND QTR      1ST QTR
                                                     -----------  -----------  -----------  ------------  -----------
EARNINGS
     Net interest income                                  1,944        1,796        1,646         1,497        1,506
     Provision for loan and lease losses                    117           62          182           158           57
     Noninterest income                                     294          252          235           272          219
     Noninterest expense                                  1,568        1,517        1,440         1,372        1,416
     Pre tax income                                         554          469          259           239          251
     Net Income                                             362          310          170           154          169
     Basic earnings per share                        $     0.25   $     0.22   $     0.12   $      0.11   $     0.12
     Diluted earnings per share                      $     0.25   $     0.21   $     0.12   $      0.11   $     0.12
     Average shares outstanding                       1,431,307    1,430,000    1,430,000     1,430,000    1,430,000
     Average diluted shares outstanding               1,460,589    1,461,933    1,465,139     1,467,309    1,462,778

PERFORMANCE RATIOS
     Return on average assets                              0.72%        0.64%        0.36%         0.32%        0.35%
     Return on average common equity                      10.71%        9.28%        5.25%         4.75%        5.26%
     Net interest margin                                   3.97%        3.86%        3.64%         3.29%        3.31%
     Efficiency ratio                                     70.03%       74.04%       76.53%        78.02%       81.31%
     Full-time equivalent employees                          56           53           53            51           50

CAPITAL
     Average equity to average assets                      6.69%        6.90%        6.91%         6.79%        6.75%
     Tier 1capital to average assets                       6.83%        6.94%        6.99%         6.78%        6.71%
     Book value per share                            $     9.52   $     9.37   $     9.18   $      8.93   $     9.02

ASSET QUALITY
     Gross loan charge-offs                                  80          136          210            13           86
     Net loan charge-offs                                    22           69          204             8           67
     Net loan charge-offs to avg loans (annualized)        0.05%        0.16%        0.50%         0.02%        0.17%
     Allowance for loan and lease losses                  2,098        2,039        2,046         2,067        1,917
     Allowance for losses to total loans                   1.17%        1.19%        1.24%         1.29%        1.22%
     Past due and nonaccrual loans (90 days)                643          753          716           960          739
     Past due and nonaccrual loans to total loans          0.36%        0.44%        0.43%         0.60%        0.47%
     Other real estate and repossessed assets                 0          187          559           433          429

END OF PERIOD BALANCES
     Loans                                              179,604      171,451      164,894       160,774      156,696
     Total earning assets                               198,114      188,968      185,487       177,604      180,916
     Total assets                                       204,879      193,503      203,373       184,437      201,239
     Deposits                                           171,974      158,821      168,907       152,465      169,588
     Shareholders' equity                                13,640       13,399       13,128        12,765       12,902

AVERAGE BALANCES
     Loans                                              176,578      167,509      164,041       159,753      155,275
     Total earning assets                               195,800      186,289      181,099       178,186      181,801
     Total assets                                       202,140      193,421      187,649       190,818      190,552
     Deposits                                           164,381      142,391      151,508       158,991      158,264
     Shareholders' equity                                13,526       13,355       12,959        12,955       12,857


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                        COMMUNITY SHORES BANK CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                     THREE MONTHS   THREE MONTHS
                                                        ENDED          ENDED
                                                       3/31/05        3/31/04
                                                     -------------  ------------
INTEREST AND DIVIDEND INCOME
Loans, including fees                                $   2,822,341  $  2,283,823
Securities (including FHLB dividends)                      157,784       173,717
Federal funds sold and other interest income                15,029        13,787
                                                     -------------  ------------
     Total interest income                               2,995,154     2,471,327

INTEREST EXPENSE

Deposits                                                   856,329       816,993
Repurchase agreements and federal funds purchased
     and other debt                                         56,549        28,170
Federal Home Loan Bank advances and notes payable          137,751       120,535
                                                     -------------  ------------
     Total interest expense                              1,050,629       965,698

NET INTEREST INCOME                                      1,944,525     1,505,629
Provision for loan losses                                  117,422        56,877
                                                     -------------  ------------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES      1,827,103     1,448,752
Noninterest income
Service charges on deposit accounts                        207,836       159,929
Mortgage loan referral fees                                  2,120        20,130
Gain on sale of loans                                       13,711         5,285
Gain on sale of mortgage servicing rights                        0           719
Loss on disposition of securities                                0       (17,523)
Other                                                       70,972        50,179
                                                     -------------  ------------
     Total noninterest income                              294,639       218,719

Noninterest expense
Salaries and employee benefits                             846,790       781,540
Occupancy                                                   76,276        80,091
Furniture and equipment                                     83,667        91,908
Advertising                                                 46,107        26,493
Data Processing                                             87,560        76,379
Professional services                                      131,982       120,944
Other                                                      295,846       238,896
                                                     -------------  ------------
     Total noninterest expense                           1,568,228     1,416,251

INCOME BEFORE INCOME TAXES                                 553,514       251,220
Federal income tax expense (benefit)                       191,375        82,171
                                                     -------------  ------------
NET INCOME                                           $     362,139  $    169,049
                                                     =============  ============
Weighted average shares outstanding                      1,431,307     1,430,000
                                                     =============  ============
Diluted average shares outstanding                       1,460,589     1,462,778
                                                     =============  ============
Basic income per share                               $        0.25  $       0.12
                                                     =============  ============
Diluted income per share                             $        0.25  $       0.12
                                                     -------------  ------------

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                        COMMUNITY SHORES BANK CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

                                                              MARCH 31,     DECEMBER 31,       MARCH 31,
                                                                2005           2004             2004
                                                            (UNAUDITED)      (AUDITED)       (UNAUDITED)
                                                           -------------   -------------   -------------
ASSETS
Cash and due from financial institutions                   $   3,898,736   $   2,214,088   $  17,644,697
Interest-bearing deposits in other financial institutions        217,469         161,527         736,440
Federal funds sold                                               600,000               0       4,500,000
                                                           -------------   -------------   -------------
     Total cash and cash equivalents                           4,716,205       2,375,615      22,881,137
Securities
   Available for sale                                         15,830,624      16,530,818      18,103,652
   Held to maturity                                            1,175,029         399,523         228,797
                                                           -------------   -------------   -------------
     Total securities                                         17,005,653      16,930,341      18,332,449

Loans held for sale                                                    -               -         226,000

Loans                                                        179,604,481     171,451,202     156,696,392
Less: Allowance for loan losses                                2,098,164       2,039,198       1,917,273
                                                           -------------   -------------   -------------
     Net loans                                               177,506,317     169,412,004     154,779,119

Federal Home Loan Bank stock                                     425,000         425,000         425,000
Premises and equipment,net                                     3,421,722       2,542,997       2,592,743
Accrued interest receivable                                      758,998         734,707         615,095
Other assets                                                   1,045,343       1,081,944       1,387,462
                                                           -------------   -------------   -------------
     Total assets                                          $ 204,879,238   $ 193,502,608   $ 201,239,005
                                                           =============   =============   =============
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
     Non interest-bearing                                  $  13,623,243   $  13,153,038   $  12,867,142
     Interest-bearing                                        158,350,237     145,667,485     156,720,465
                                                           -------------   -------------   -------------
          Total deposits                                     171,973,480     158,820,523     169,587,607

Federal funds purchased and repurchase agreements              7,904,493       9,980,778       9,209,120
Federal Home Loan Bank advances                                6,000,000       6,000,000       6,000,000
Notes payable                                                  4,500,000       4,500,000       2,750,000
Accrued expenses and other liabilities                           861,020         801,975         790,286
                                                           -------------   -------------   -------------
     Total liabilities                                       191,238,993     180,103,276     188,337,013

Shareholders' Equity
     Preferred Stock, no par value: 1,000,000 shares
       authorized and none issued                                      0               0               0
     Common Stock, no par value: 9,000,000 shares
     authorized,1,432,800 issued at March 31, 2005 and
      1,430,000 issued at  December 31 and March 31, 2004     12,950,998      12,922,314      12,922,314
     Retained earnings (deficit)                                 861,920         499,781        (134,815)
     Accumulated other comprehensive income (deficit)           (172,673)        (22,763)        114,493
                                                           -------------   -------------   -------------
     Total shareholders' equity                               13,640,245      13,399,332      12,901,992
                                                           -------------   -------------   -------------
     Total liabilities and shareholders' equity            $ 204,879,238   $ 193,502,608   $ 201,239,005
                                                           =============   =============   =============
